Exhibit 99.2

Synovus				4 of 11
INCOME STATEMENT	Six Months Ended
(In thousands, except per share data)	June 30,

	2006	2005	Change

Interest Income (Taxable Equivalent)	$940,168	693,692	35.5%
Interest Expense	387,567	226,554	71.1

Net Interest Income (Taxable Equivalent)	552,601	467,138	18.3
Tax Equivalent Adjustment	2,962	3,211	(7.7)

Net Interest Income	549,639	463,927	18.5
Provision for Loan Losses	38,083	42,106	(9.6)

Net Interest Income After Provision	511,556	421,821	21.3

Non-Interest Income:
Electronic Payment Processing Services	454,990	420,947	8.1
Merchant Services	129,769	95,801	35.5
Other Transaction Processing Services Revenue	91,588	93,838	(2.4)
Service Charges on Deposits	56,123	54,994	2.1
Fiduciary and Asset Management Fees	23,222	22,175	4.7
Brokerage and Investment Banking Revenue	13,506	12,070	11.9
Mortgage Banking Income	13,978	13,328	4.9
Bankcard Fees	21,527	17,691	21.7
Securities Gains (Losses)	(1,136)	598	nm
Other Fee Income	18,988	15,319	23.9
Other Non-Interest Income	18,435	16,311	13.0

Non-Interest Income before Reimbursable Items	840,990	763,072	10.2
Reimbursable Items	168,638	148,330	13.7

Total Non-Interest Income	1,009,628	911,402	10.8

Non-Interest Expense:
Personnel Expense	461,605	398,425	15.9
Occupancy & Equipment Expense	197,195	175,473	12.4
Other Non-Interest Expense	218,770	202,623	8.0

Non-Interest Expense before Reimbursable Items	877,570	776,521	13.0
Reimbursable Items	168,638	148,330	13.7

Total Non-Interest Expense	1,046,208	924,851	13.1

Minority Interest in Consolidated Subsidiaries	20,905	18,504	13.0
Income Before Taxes	454,071	389,868	16.5
Income Tax Expense	166,767	144,674	15.3

Net Income	$287,304	245,194	17.2

Basic Earnings Per Share	$0.90	0.79	14.5
Diluted Earnings Per Share	0.90	0.78	14.8
Dividends Declared Per Share	0.39	0.37	6.8

Return on Assets	2.02%	1.92	10	bp
Return on Equity	18.25	18.12	13
Average Shares Outstanding - Basic	318,236	310,890	2.4%
Average Shares Outstanding - Diluted	320,840	314,297	2.1
bp - change is measured as difference in basis points.
nm - not meaningful

Synovus						5 of 11
INCOME STATEMENT
(In thousands, except per share data)	2006		2005			2nd Quarter

	Second	First	Fourth	Third	Second	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$499,191	440,977	420,898	388,076	360,763	38.4%
Interest Expense	210,510	177,057	159,237	141,587	122,110	72.4

Net Interest Income (Taxable Equivalent)	288,681	263,920	261,661	246,489	238,653	21.0
Tax Equivalent Adjustment	1,478	1,484	1,566	1,664	1,588	(6.9)

Net Interest Income	287,203	262,436	260,095	244,825	237,065	21.1
Provision for Loan Losses	18,534	19,549	20,787	19,639	22,823	(18.8)

Net Interest Income After Provision	268,669	242,887	239,308	225,186	214,242	25.4

Non-Interest Income:
Electronic Payment Processing Services	234,519	220,472	223,844	223,123	215,784	8.7
Merchant Services	65,820	63,949	67,409	74,208	68,696	(4.2)
Other Transaction Processing Services Revenue	46,463	45,125	45,544	44,030	45,324	2.5
Service Charges on Deposits	29,409	26,712	28,572	28,598	28,004	5.0
Fiduciary and Asset Management Fees	11,509	11,713	11,544	11,167	11,138	3.3
Brokerage and Investment Banking Revenue	6,559	6,947	6,616	5,801	5,807	13.0
Mortgage Banking Income	8,105	5,873	7,078	8,276	7,430	9.1
Bankcard Fees	10,992	10,535	10,858	9,713	9,462	16.2
Securities Gains (Losses)	(1,062)	(73)	(135)	-	327	nm
Other Fee Income	10,038	8,950	9,377	8,217	7,834	28.1
Other Non-Interest Income	9,263	9,172	6,689	12,599	7,325	26.5

Non-Interest Income before Reimbursable Items	431,615	409,375	417,396	425,732	407,131	6.0
Reimbursable Items	86,138	82,500	84,306	79,644	79,161	8.8

Total Non-Interest Income	517,753	491,875	501,702	505,376	486,292	6.5

Non-Interest Expense:
Personnel Expense	233,847	227,758	224,251	213,695	208,596	12.1
Occupancy & Equipment Expense	99,495	97,700	93,965	98,772	88,839	12.0
Other Non-Interest Expense	112,934	105,836	110,608	113,300	110,015	2.7

Non-Interest Expense before Reimbursable Items	446,276	431,294	428,824	425,767	407,450	9.5
Reimbursable Items	86,138	82,500	84,306	79,644	79,161	8.8

Total Non-Interest Expense	532,414	513,794	513,130	505,411	486,611	9.4

Minority Interest in Consolidated Subsidiaries	11,165	9,740	9,571	9,306	9,672	15.4
Income Before Taxes	242,843	211,228	218,309	215,845	204,251	18.9
Income Tax Expense	90,046	76,722	81,049	81,853	75,791	18.8

Net Income	$152,797	134,506	137,260	133,992	128,460	18.9

Basic Earnings Per Share	$0.47	0.43	0.44	0.43	0.41	14.7
Diluted Earnings Per Share	0.47	0.43	0.44	0.43	0.41	15.0
Dividends Declared Per Share	0.20	0.20	0.18	0.18	0.18	6.8

Return on Assets	2.07%	1.96%	2.00%	2.01%	1.98%	9	bp
Return on Equity	18.45	17.88	18.74	18.77	18.70	(25)
Average Shares Outstanding - Basic	322,783	313,639	312,298	311,842	311,154	3.7%
Average Shares Outstanding - Diluted	325,421	316,208	315,280	315,336	314,691	3.4

bp - change is measured as difference in basis points.
nm - not meaningful

Synovus			6 of 11
Financial Services Segment

INCOME STATEMENT	Six Months Ended
(In thousands)	June 30,

	2006	2005	Change

Interest Income (Taxable Equivalent)	$940,153	693,716	35.5%
Interest Expense	391,043	227,956	71.5

Net Interest Income (Taxable Equivalent)	549,110	465,760	17.9
Tax Equivalent Adjustment	2,947	3,199	(7.9)

Net Interest Income	546,163	462,561	18.1
Provision for Loan Losses	38,083	42,106	(9.6)

Net Interest Income After Provision	508,080	420,455	20.8

Non-Interest Income:
Service Charges on Deposits	56,123	54,994	2.1
Fiduciary and Asset Management Fees	23,629	22,368	5.6
Brokerage and Investment Banking Revenue	13,506	12,070	11.9
Mortgage Banking Income	13,978	13,328	4.9
Bankcard Fees	21,527	17,691	21.7
Securities Gains (Losses)	(1,136)	598	nm
Other Fee Income	18,988	15,319	23.9
Other Non-Interest Income	25,902	18,848	37.4

Total Non-Interest Income	172,517	155,216	11.1

Non-Interest Expense:
Personnel Expense	221,400	181,468	22.0
Occupancy & Equipment Expense	48,333	43,259	11.7
Other Non-Interest Expense	100,063	90,861	10.1

Total Non-Interest Expense	369,796	315,588	17.2

Income Before Taxes	310,801	260,083	19.5
Income Tax Expense	110,656	93,263	18.7

Net Income	$200,145	166,820	20.0

Return on Assets	1.47%	1.37	10	bp
Return on Equity	17.38	16.81	57

bp - change is measured as difference in basis points.
nm - not meaningful

Synovus						7 of 11
Financial Services Segment

INCOME STATEMENT
(In thousands)	2006		2005			2nd Quarter

	Second	First	Fourth	Third	Second	'06 vs. '05
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$499,184	440,969	420,892	388,067	360,789	38.4%
Interest Expense	212,499	178,544	160,509	142,582	122,768	73.1

Net Interest Income (Taxable Equivalent)	286,685	262,425	260,383	245,485	238,021	20.4
Tax Equivalent Adjustment	1,471	1,476	1,558	1,655	1,585	(7.2)

Net Interest Income	285,214	260,949	258,825	243,830	236,436	20.6
Provision for Loan Losses	18,534	19,549	20,787	19,639	22,823	(18.8)

Net Interest Income After Provision	266,680	241,400	238,038	224,191	213,613	24.8

Non-Interest Income:
Service Charges on Deposits	29,409	26,712	28,572	28,598	28,004	5.0
Fiduciary and Asset Management Fees	11,720	11,910	11,728	11,357	11,324	3.5
Brokerage and Investment Banking Revenue	6,559	6,947	6,616	5,801	5,807	13.0
Mortgage Banking Income	8,105	5,873	7,078	8,276	7,430	9.1
Bankcard Fees	10,992	10,535	10,858	9,713	9,462	16.2
Securities Gains (Losses)	(1,062)	(73)	(135)	-	327	nm
Other Fee Income	10,038	8,950	9,377	8,216	7,834	28.1
Other Non-Interest Income	13,692	12,211	10,884	15,259	10,457	30.9

Total Non-Interest Income	89,453	83,064	84,978	87,220	80,645	10.9

Non-Interest Expense:
Personnel Expense	113,951	107,449	95,670	93,084	90,721	25.6
Occupancy & Equipment Expense	24,835	23,498	24,577	22,713	21,712	14.4
Other Non-Interest Expense	52,064	47,999	49,768	45,356	45,320	14.9

Total Non-Interest Expense	190,850	178,946	170,015	161,153	157,753	21.0

Income Before Taxes	165,283	145,518	153,001	150,258	136,505	21.1
Income Tax Expense	58,899	51,757	55,949	55,079	49,060	20.1

Net Income	$106,384	93,761	97,052	95,179	87,445	21.7

Return on Assets	1.50%	1.43%	1.47%	1.49%	1.41%	9	bp
Return on Equity	17.42	17.17	18.30	18.34	17.41	1

bp - change is measured as difference in basis points.
nm - not meaningful

Synovus			8 of 11

BALANCE SHEET	June 30, 2006	December 31, 2005	June 30, 2005
(in thousands, except share data)

ASSETS
Cash and due from banks	$887,154	880,886	811,781
Interest earning deposits with banks	11,885	2,980	14,270
Federal funds sold and securities purchased
under resale agreements	203,631	68,922	344,958
Trading account assets	46,939	27,322	-
Mortgage loans held for sale	170,650	143,144	155,977
Investment securities available for sale	3,137,486	2,958,320	2,756,365

Loans, net of unearned income	23,661,964	21,392,347	20,479,834
Allowance for loan losses	(313,694)	(289,612)	(277,527)
Loans, net	23,348,270	21,102,735	20,202,307

Premises and equipment, net	707,988	669,425	657,765
Contract acquisition costs and computer software, net	406,793	431,849	450,352
Goodwill, net	607,501	458,382	457,946
Other intangible assets, net	52,894	44,867	49,232
Other assets	945,897	831,840	812,341

Total assets	$30,527,088	27,620,672	26,713,294

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,806,277	3,700,750	3,474,299
Interest bearing retail and commercial deposits	16,124,042	14,798,845	13,962,080

Total retail and commercial deposits	19,930,319	18,499,595	17,436,379
Brokered time deposits	3,123,380	2,284,770	2,670,099

Total deposits	23,053,699	20,784,365	20,106,478

Federal funds purchased and other short-term
borrowings	1,974,272	1,158,669	724,445
Long-term debt	1,421,578	1,933,638	2,335,688
Other liabilities	488,559	597,698	570,914

Total liabilities	26,938,108	24,474,370	23,737,525

Minority interest in consolidated subsidiaries	215,521	196,973	181,957

Shareholders' equity:
Common stock, par value $1.00 a share (1)	329,097	318,301	317,181
Surplus	960,054	686,447	660,052
Treasury stock (2)	(113,944)	(113,944)	(113,944)
Unearned compensation	-	(3,126)	(2,942)
Accumulated other comprehensive income (loss)	(54,783)	(29,536)	(517)
Retained earnings	2,253,035	2,091,187	1,933,982

Total shareholders' equity (3)	3,373,459	2,949,329	2,793,812

Total liabilities and shareholders' equity	$30,527,088	27,620,672	26,713,294

(1)	Common shares outstanding: 323,435,831; 312,639,737; and 311,519,262 at June 30, 2006, December 31, 2005, and June 30, 2005, respectively.

(2)	Treasury shares: 5,661,538 at June 30, 2006, December 31, 2005, and June 30, 2005.
(3)	Book value per share: $10.43; $9.43; and $8.97 at June 30, 2006, December 31, 2005, and June 30, 2005, respectively.

Synovus					9 of 11
AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)
	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets

Taxable Investment Securities	$3,008,122	2,823,306	2,713,238	2,611,048	2,556,964
Yield	4.21%	4.08	3.87	3.75	3.78
Tax-Exempt Investment Securities	$202,676	201,432	208,265	215,096	220,109
Yield	6.73%	6.86	6.90	7.08	6.87
Trading Account Assets	$47,398	37,659	26,006	19,143	-
Yield	5.72%	7.42	6.97	3.84	-
Commercial Loans	$19,746,392	18,377,498	17,881,828	17,342,794	17,090,893
Yield	7.98%	7.58	7.25	6.83	6.47
Consumer Loans	$875,171	835,520	845,251	840,746	833,071
Yield	8.09%	7.89	7.87	7.83	7.37
Mortgage Loans	$1,071,477	1,039,741	1,036,041	1,015,396	1,022,169
Yield	6.82%	6.67	6.44	6.31	6.47
Credit Card Loans	$260,010	260,251	257,691	253,985	249,491
Yield	10.81%	10.81	10.19	10.07	10.03
Home Equity Loans	$1,231,592	1,188,153	1,167,361	1,149,255	1,100,010
Yield	7.69%	7.30	6.85	6.32	5.92
Allowance for Loan Losses	$(307,674)	(294,817)	(286,846)	(281,505)	(278,734)

Loans, Net	$22,876,968	21,406,345	20,901,326	20,320,671	20,016,900
Yield	8.06%	7.67	7.35	6.95	6.61
Mortgage Loans Held for Sale	$132,605	117,085	121,665	137,116	108,929
Yield	7.08%	6.61	6.48	6.54	6.41
Federal Funds Sold and Time Deposits
with Banks	$139,924	118,772	119,606	135,735	133,399
Yield	5.07%	4.42	4.26	3.55	3.10

Total Interest Earning Assets	$26,407,692	24,704,601	24,090,106	23,438,809	23,036,301
Yield	7.58%	7.23	6.94	6.58	6.28

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,040,292	3,004,244	2,989,754	2,939,524	2,990,725
Rate	1.81%	1.63	1.39	1.25	1.12
Money Market Accounts	$6,196,865	5,800,154	5,619,551	5,421,961	4,968,113
Rate	4.00%	3.55	3.13	2.75	2.31
Savings Deposits	$573,776	535,475	534,533	561,550	568,279
Rate	0.69%	0.47	0.40	0.38	0.35
Time Deposits Under $100,000	$2,738,528	2,501,504	2,408,591	2,318,085	2,249,590
Rate	3.92%	3.55	3.28	2.99	2.71
Time Deposits Over $100,000 (less brokered
time deposits)	$3,362,304	3,067,094	2,864,382	2,700,297	2,534,846
Rate	4.44%	4.01	3.67	3.35	3.04

Total Interest Bearing Core Deposits	15,911,765	14,908,471	14,416,811	13,941,417	13,311,553
Rate	3.54%	3.15	2.80	2.50	2.16
Brokered Time Deposits	$2,740,674	2,364,383	2,443,105	2,611,091	2,689,079
Rate	4.57%	4.24	3.89	3.52	3.21

Total Interest Bearing Deposits	$18,652,438	17,272,854	16,859,916	16,552,508	16,000,632
Rate	3.69%	3.30	2.96	2.66	2.34
Federal Funds Purchased and Other
Short-Term Borrowings	$1,772,113	1,530,099	939,008	687,055	1,255,755
Rate	4.76%	4.28	3.72	3.03	2.75
Long-Term Debt	$1,586,586	1,774,804	2,184,538	2,302,328	1,981,235
Rate	4.42%	4.62	4.44	4.34	4.01

Total Interest Bearing Liabilities	$22,011,138	20,577,757	19,983,462	19,541,891	19,237,622
Rate	3.83%	3.48	3.16	2.87	2.54

Non-Interest Bearing Demand Deposits	$3,511,554	3,443,867	3,509,219	3,423,622	3,429,813
Shareholders' Equity	$3,321,397	3,050,256	2,906,223	2,832,059	2,755,510
Total Assets	$29,563,064	27,792,577	27,164,366	26,505,937	26,102,816

Net Interest Margin	4.39%	4.32	4.32	4.18	4.15

Synovus				10 of 11
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans
Commercial Real Estate
Multi-Family	$528,278	2.2%	$214	0.2
Hotels	674,971	2.9	1,485	1.7
Office Buildings	850,826	3.6	3,928	4.4
Shopping Centers	692,452	2.9	-	-
Commercial Development	942,220	4.0	1,795	2.0
Other Investment Property	409,371	1.7	74	0.1

Total Investment Properties	4,098,118	17.3	7,496	8.4

1-4 Family Construction	2,120,870	9.0	2,349	2.6
1-4 Family Perm / Mini-Perm	1,180,088	5.0	5,438	6.1
Residential Development	1,882,508	8.0	1,293	1.5

Total 1-4 Family Properties	5,183,466	21.9	9,080	10.2

Land Acquisition	1,205,548	5.1	4,934	5.6

Total Investment-Related Real Estate	10,487,132	44.3	21,510	24.2

Owner-Occupied	2,940,952	12.4	10,047	11.3
Other Property	1,221,842	5.2	5,053	5.7

Total Commercial Real Estate	14,649,926	61.9	36,610	41.2
Commercial & Industrial	5,547,533	23.4	43,291	48.8
Consumer	3,516,804	14.9	8,904	10.0
Unearned Income	(52,299)	(0.2)	-	-

Total	$23,661,964	100.0%	$88,805	100.0

LOANS OUTSTANDING BY TYPE COMPARISON
(Dollars in thousands)
	Total Loans		2Q06 vs. 4Q05		2Q06 vs. 2Q05
Loan Type	June 30, 2006	December 31, 2005	% change (1) (2)	June 30, 2005	% change (2)
Commercial Real Estate
Multi-Family	$528,278	527,710	0.2%	$526,820	0.3%
Hotels	674,971	680,301	(1.6)	804,316	(16.1)
Office Buildings	850,826	747,493	27.9	786,262	8.2
Shopping Centers	692,452	656,949	10.9	628,701	10.1
Commercial Development	942,220	867,217	17.9	803,494	17.3
Other Investment Property	409,371	372,911	19.7	330,992	23.7

Total Investment Properties	4,098,118	3,852,581	12.9	3,880,585	5.6

1-4 Family Construction	2,120,870	1,552,338	73.9	1,372,556	54.5
1-4 Family Perm / Mini-Perm	1,180,088	1,095,155	15.6	1,087,763	8.5
Residential Development	1,882,508	1,496,436	52.0	1,219,186	54.4

Total 1-4 Family Properties	5,183,466	4,143,929	50.6	3,679,505	40.9
Land Acquisition	1,205,548	1,049,041	30.1	913,488	32.0

Total Investment-Related Real Estate	10,487,132	9,045,551	32.1	8,473,578	23.8

Owner-Occupied	2,940,952	2,699,431	18.0	2,335,195	25.9
Other Property	1,221,842	1,115,094	19.3	1,202,920	1.6

Total Commercial Real Estate	14,649,926	12,860,076	28.1	12,011,693	22.0
Commercial & Industrial	5,547,533	5,231,150	12.2	5,210,170	6.5
Consumer	3,516,804	3,349,208	10.1	3,301,736	6.5
Unearned Income	(52,299)	(48,087)	17.7	(43,765)	19.5

Total	$23,661,964	21,392,347	21.4%	$20,479,834	15.5%

(1)	Percentage change is annualized.
(2)

The percentage change comparison to prior periods is impacted by the acquisitions of Riverside Bankshares, Inc. (Riverside) and of Banking Corporation of Florida (First Florida),
which were completed on March 31, 2006, respectively. Riverside and First Florida contributed approximately $482 million and $346 million, respectively, in total loans.
Excluding the impact of Riverside and First Florida, the year-to-date annualized growth is 13.6% and the year-over-year growth is 11.5%.

Synovus						11 of 11
CREDIT QUALITY DATA
(Dollars in thousands)	2006		2005			2nd Quarter
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'06 vs. '05 Change

Nonperforming Loans	$88,805	80,061	82,175	85,571	79,511	11.7%
Other Real Estate	25,634	20,357	16,500	16,951	24,325	5.4
Nonperforming Assets	114,439	100,418	98,675	102,522	103,836	10.2
Allowance for Loan Losses	313,694	300,866	289,612	283,557	277,527	13.0

Net Charge-Offs - Quarter	9,528	14,388	14,732	13,608	19,020	(49.9)
Net Charge-Offs - YTD	23,916	14,388	58,665	43,933	30,325	(21.1)
Net Charge-Offs / Average Loans - Quarter	0.17	0.27	0.28	0.26	0.37
Net Charge-Offs / Average Loans - YTD	0.21	0.27	0.29	0.29	0.30

Nonperforming Loans / Loans & ORE	0.38	0.36	0.38	0.41	0.39
Nonperforming Assets / Loans & ORE	0.48	0.45	0.46	0.49	0.51
Allowance / Loans	1.33	1.34	1.35	1.36	1.36

Allowance / Nonperforming Loans	353.24	375.79	352.43	331.37	349.04
Allowance / Nonperforming Assets	274.11	299.61	293.50	276.58	267.27

Past Due Loans over 90 days	19,340	17,376	16,023	16,013	17,163
As a Percentage of Loans Outstanding	0.08	0.08	0.07	0.08	0.08

Total Past Dues	111,464	114,744	93,807	103,005	120,224
As a Percentage of Loans Outstanding	0.47	0.51	0.44	0.49	0.59

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
	June 30, 2006	December 31, 2005	June 30, 2005

Tier 1 Capital	$3,000,714	2,660,704	2,492,549
Total Risk-Based Capital	4,064,409	3,700,315	3,520,075
Tier 1 Capital Ratio	10.40%	10.23	9.96
Total Risk-Based Capital Ratio	14.09	14.23	14.07
Leverage Ratio	10.39	9.99	9.74

(1)	June 30, 2006 information is preliminary.